EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
PROXY CARD                                                            PROXY CARD
                         Capital Appreciation Portfolio
                       (A portfolio of Stratus Fund, Inc)
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 25, 2000


The undersigned hereby appoints Michael S. Dunlap proxy with the power of substitution and hereby authorizes him to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 25, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                CONTROL NUMBER:

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                ---------------------------------------------
                                Signature

                                ---------------------------------------------
                                Signature (if held jointly)

                                ---------------------------------------------
                                Dated



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [ ]


1. To approve a Plan of Reclassification that provides for the combination of Stratus Fund, Inc. Capital Appreciation Portfolio with Stratus Fund, Inc. Growth Portfolio.

        FOR [ ]                AGAINST [ ]                ABSTAIN [ ]


2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

        FOR [ ]                AGAINST [ ]                ABSTAIN [ ]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
PROXY CARD                                                            PROXY CARD
                     Intermediate Government Bond Portfolio
                       (A portfolio of Stratus Fund, Inc)
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 25, 2000


The undersigned hereby appoints Michael S. Dunlap proxy with the power of substitution and hereby authorizes him to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 25, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                CONTROL NUMBER:

                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                ---------------------------------------------
                                Signature

                                ---------------------------------------------
                                Signature (if held jointly)

                                ---------------------------------------------
                                Dated




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [ ]


1. To approve a Plan of Reclassification that provides for the combination of Stratus Fund, Inc. Intermediate Government Bond Portfolio with
     Stratus Fund, Inc. Government Securities Portfolio.

        FOR [ ]                AGAINST [ ]                ABSTAIN [ ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

        FOR [ ]                AGAINST [ ]                ABSTAIN [ ]